CONSTELLATION FUNDS

                    CONSTELLATION CLOVER LARGE CAP VALUE FUND

  Supplement to the Prospectus dated April 15, 2005, as amended August 22, 2005

                                 August 31, 2005

THIS SUPPLEMENT PROVIDES NEW AND ADDITIONAL INFORMATION BEYOND THAT CONTAINED IN THE PROSPECTUS AND SHOULD BE READ IN CONJUNCTION WITH THE PROSPECTUS.

On June 3, 2005, the Board of Trustees (the "Trustees") of Constellation Funds unanimously voted to close and liquidate the Constellation Clover Large Cap Value Fund (the "Fund"), effective September 30, 2005. This decision was made after careful consideration of the Fund's asset size, strategic importance, and historical performance. As a result of the decision to close and liquidate the Fund, the Trustees also voted to close the Fund to new investments effective as of the close of business on August 31, 2005.

THE FUND WILL BE CLOSED AND LIQUIDATED ON SEPTEMBER 30, 2005. If you still hold shares of the Fund as of September 30, 2005, we will automatically redeem your shares for cash and remit the proceeds to you (via check or wire) based on the instructions listed on your account.

If you participate in a Systematic Investment Plan, automatic deductions will no longer be made from your bank account after August 31, 2005. If you participate in a Systematic Withdrawal Plan, automatic withdrawals will no longer be made from your Fund account after August 31, 2005.

If you hold Fund shares through an IRA account, and we do not receive instructions on the disposition of your shares by September 30, 2005, we will redeem your shares and distribute the proceeds to your account.

As shareholders redeem shares of the Fund between the date of this supplement and the liquidation date, the Fund may not be able to continue to invest its assets in accordance with its stated investment policies. Accordingly, the Fund may deviate from its stated investment policies during the period between the date of this supplement and the liquidation date.

The sale or liquidation of your shares will generally be a taxable event. You should consult your personal tax advisor concerning your particular tax situation.

You may obtain additional information by calling the Fund at 1-866-242-5742, or by going to our website (www.constellationfundsgroup.com).







               PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE